Consolidated communications

Bob Currey – President & CEO

North Pittsburgh Systems, Inc.
Employee Meetings
July 24 & 25, 2007

Safe Harbor

Safe Harbor

Any statements other than statements of historical fact, including statements about management's beliefs and expectations, are forward-looking statements and should be evaluated as such. These statements are made on the basis of management's views and assumptions regarding future events and business performance. Words such as "estimate," "believe," "anticipate," "expect," and similar expressions are intended to identify forward-looking statements. Forward-looking statements (including oral representations) involve risks and uncertainties that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. These risks and uncertainties include Consolidated's ability to complete the acquisition, successfully integrate North Pittsburgh's operations and realize the synergies from the acquisition, as well as a number of other factors related to the businesses of Consolidated and North Pittsburgh, including various risks to shareholders of not receiving dividends and risks to Consolidated's ability to pursue growth opportunities if Consolidated continues to pay dividends according to the current dividend policy; various risks to the price and volatility of Consolidated's common stock; the substantial amount of debt and Consolidated's ability to incur additional debt in the future; Consolidated's need for a significant amount of cash to service and repay the debt and to pay dividends on the common stock; restrictions contained in the debt agreements that limit the discretion of management in operating the business; the ability to refinance the existing debt as necessary; regulatory changes, rapid development and introduction of new technologies and intense competition in the telecommunications industry; risks associated with Consolidated's possible pursuit of acquisitions; economic conditions in the Consolidated and North Pittsburgh service areas in Illinois, Texas and Pennsylvania; system failures; losses of large customers or government contracts; risks associated with the rights-of-way for the network; disruptions in the relationship with third party vendors; losses of key management personnel and the inability to attract and retain highly qualified management and personnel in the future; changes in the extensive governmental legislation and regulations governing telecommunications providers and the provision of telecommunications services; telecommunications carriers disputing and/or avoiding their obligations to pay network access charges for use of Consolidated's network; high costs of regulatory compliance; the competitive impact of legislation and regulatory changes in the telecommunications industry; and liability and compliance costs regarding environmental regulations. These and other risks and uncertainties are discussed in more detail in Consolidated's and North Pittsburgh's filings with the Securities and Exchange Commission, including our respective reports on Form 10-K and Form 10-Q.

Many of these risks are beyond management's ability to control or predict. All forward-looking statements attributable to Consolidated, North Pittsburgh or persons acting on behalf of them are expressly qualified in their entirety by the cautionary statements and risk factors contained in this document and the companies' filings with the Securities and Exchange Commission. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the date they are made. Except as required under the federal securities laws or the rules and regulations of the Securities and Exchange Commission, Consolidated and North Pittsburgh do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise.

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Prospectus/Proxy Statement

This material is not a substitute for the prospectus/proxy statement Consolidated Communications Holdings, Inc and North Pittsburgh Systems, Inc. will file with the Securities and Exchange Commission. **Investors are urged to read the prospectus/proxy statement, which will contain important information, including detailed risk factors, when it becomes available**. The prospectus/proxy statement and other documents which will be filed by Consolidated Communications Holdings, Inc. and North Pittsburgh Systems, Inc. with the Securities and Exchange Commission will be available free of charge at the SEC's website, www.sec.gov, or by directing a request when such a filing is made to Consolidated Communications, 121 South 17th Street, Mattoon, IL 61938, Attention: Investor Relations; or to North Pittsburgh Systems, Inc., 4008 Gibsonia Road, Gibsonia, Pennsylvania 15044, Attention: Investor Relations. The final prospectus/proxy statement will be mailed to shareholders of North Pittsburgh Systems, Inc.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Proxy Solicitation

Consolidated Communications Holdings, Inc and North Pittsburgh Systems, Inc., and certain of their respective directors, executive officers and other members of management and employees are participants in the solicitation of proxies in connection with the proposed transactions. Information about the directors and executive officers of Consolidated Communications Holdings, Inc. is set forth in the proxy statement for Consolidated Communications Holdings, Inc.'s 2007 annual meeting of shareholders. Information about the directors and executive officers of North Pittsburgh Systems, Inc. is set forth in the company's Annual Report on Form 10-K for the year ended December 31, 2006, as amended. Investors may obtain additional information regarding the interests of such participants in the proposed transactions by reading the prospectus/proxy statement for such proposed transactions when it becomes available.

Management Team

Executive	Title	Telecom Experience	CCI Date of Initial Hire
Richard Lumpkin	Chairman	46 Years	1963
Bob Currey	President & CEO	37 Years	1990
Steve Childers	Chief Financial Officer	19 Years	1986
Bob Udell	Sr. VP – Network Engineering and Field Ops	19 Years	1993
Joe Dively	Sr. VP – Sales, Marketing & Customer Service	20 Years	1991
Steve Shirar	Sr. VP – Bus. Development, Enterprise & HR	22 Years	1996
Chris Young	Chief Information Officer	19 Years	1985

Company Overview

14th largest Independent Local Exchange Carrier in the U.S. with operations in Illinois and Texas

- Approximately 232,000 access lines, 56,000 DSL subscribers and 8,400 IPTV subscribers, representing over 296,000 total connections
- Providing voice, video and data services
- Triple play offerings in both Texas and Illinois
- 2006 financial overview:
  - Revenues of $320.8 million
  - Adjusted EBITDA of $139.8 million

Consolidated communications

Operations in both Texas and Illinois

Balance of both stable rural and growing suburban markets

Illinois	Texas



Mattoon



Dallas
20
Waco
45
35
Lufkin
Conroe
Katy
Houston
10

Executing on our Strategy


Increase revenue per customer
Improve operating efficiency
Sustain and grow cash flow
Pursue selective acquisitions
Maintain effective capital deployment

Increasing Revenue Per Customer With Bundling

We continue to focus on increasing revenues per customer by driving service bundle subscriptions

- Attractive product set including:
  - DSL
  - IPTV
  - Integrated voice products
- First to offer the triple play in both Illinois and Texas markets
- Bundling not only drives revenue per customer, but also reduces line loss



Customers
with Bundles
44,728
39,670
3/31/06
3/31/07

DSL is Key Component of the Bundle

- Attractive, feature rich offering
  - Multiple speeds and price points
- High-margin product
- 95% self-installed
- 33.6% penetration of primary residential lines



50.4% CAGR
6,570
11,184
16,619
27,445
39,192
52,732
55,961
2001
2002
2003
2004
2005
2006
3/31/2007
% of total access lines
2.5%
4.2%
6.3%
10.8%
16.2%
22.6%
24.1%

IPTV Service in Illinois & Texas

A robust offering with over 200 all-digital channels, premium movie packages and over a 1000 hours of movies on demand

Video Drives Incremental Revenue Per Customer

- Enables the Triple Play - IPTV
- Voice, Video & Data
- Incremental Product Rollout
  - Leverages existing resources and network
  - IP Backbone/ADSL 2+
  - Future CapEx is success based
  - Enhances the value of the bundle and deepen customer relationships
- IPTV available in both Illinois and Texas
  - Illinois launched in 2005
  - Conroe & Katy, Texas launched in August 2006
  - Lufkin, Texas launched in March 2007
- 8,366 total video subscribers with 107,183 homes passed as of 3/31/2007
  - 20% penetration of homes passed in Illinois
- HDTV and DVR rollout in 2007

Stable Customer Base

Total connections have grown by over 21,000 since 2001 and product mix has changed


300,000
295,000
290,000
285,000
280,000
275,000
270,000
265,000
2001
2002
2003
2004
2005
2006
Q1 2007
Total Connections


2001
Access Lines
DSL Lines
Video


Q1 2007
Access Lines
DSL Lines
Video

Effective Capital Deployment

Our advanced network enables us to offer advanced products and services, which is a key part of our strategy to retain customers and increase revenue

- Since the beginning of 2003, we have invested over $100 million in our network, including our core IP backbone and softswitch technology
- Installed television headends in Texas and Illinois and are currently delivering an all digital video signal over our existing fiber/copper network
- 92% of total access lines are DSL-capable
  - Network supports speeds up to 6 megabits per second, as required by consumer demand

Acquisition Philosophy & Criteria

We will continue to monitor and potentially pursue select acquisition opportunities based on the following criteria:

- **Attractiveness of the markets**
- **Quality of the network**
- **Ability to integrate efficiently**
- **Potential for operating synergies**
- **Cash flow accretive**

Purpose & Values

PURPOSE

Connecting people; enriching lives

VALUES

Integrity *- Integrity is paramount in all we are and do. We are individually and collectively accountable for our success. We deliver on our promises.*

Service *- We exceed our customer's expectations. We are tenacious in finding solutions. We find a way to make things right.*

Relationships *- We develop long-term relationships. We invest our time and resources according to the needs of our communities and business partners.*

Pride *- We are passionate about producing outstanding results. We take pride in our work. By recognizing accomplishments and celebrating victories we energize our team*

People *- Treating each individual fairly and with dignity is both a company commitment and an individual responsibility. Our organization is most successful when people are free to be candid, take risks and exercise individual initiative. Our people thrive in an environment where they can maximize professional growth and fulfill their dreams.*

What's Next?

- ✓ Detailed integration planning underway
- ✓ Made filing with the Pennsylvania Public Utility Commission
- ✓ Named transition executives on both sides
- ✓ Completed Hart-Scott-Rodino filing
- ✓ Named Chris Young as Lead Executive for Integration
- **Meet with all NPSI employees in small groups**
- Fall: NPSI shareholder meeting/shareholder vote
- Q4/Q1: Closing
- Post-closing: integration project reporting & oversight

Consolidated communications

North Pittsburgh Systems, Inc.
Employee Meetings
July 24 & 25, 2007